SUMMARY PROSPECTUS

January 28, 2022

The Advisors’ Inner Circle Fund III

SouthernSun Small Cap Fund

Class N Shares: SSSFX

Class I Shares: SSSIX

INVESTMENT ADVISER:

SOUTHERNSUN ASSET MANAGEMENT, LLC

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://southernsunam.com/investment-products/small-cap-fund/. You can also get this information at no cost by calling 866-392-2626, by sending an e-mail request to southernsunfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated January 28, 2022, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

SOUTHERNSUN SMALL CAP FUND

Investment Objective

The SouthernSun Small Cap Fund (the “Small Cap Fund” or the “Fund”) seeks to provide long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in shares of the Fund, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares		Class I Shares
Management Fees		0.75%		0.75%
Distribution and/or Service (12b-1) Fees		0.25%		None
Other Expenses		0.30%		0.29%
Shareholder Servicing Fees	0.09%		0.09%
Other Operating Expenses	0.21%		0.20%
Total Annual Fund Operating Expenses[1]		1.30%		1.04%

[1]

SouthernSun Asset Management, LLC (“SouthernSun” or the “Adviser”) has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Distribution and/or Service (12b-1) Fees, Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, dividend and interest expenses on securities sold short, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 1.25% of the Fund’s average daily net assets until January 31, 2023 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2023.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$132	$412	$713	$1,568
Class I Shares	$106	$331	$574	$1,271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase in small-capitalization securities. The Adviser seeks to achieve the Fund’s investment objective by investing primarily in common stocks of small-capitalization U.S. companies that the Adviser selects using a research-driven, value-oriented investment strategy. The Fund defines small-capitalization securities to include securities of issuers with a market capitalization at the time of purchase within the capitalization range of companies in the Russell 2000 Index during the most recent 12-month period (based on month-end data). This capitalization range will change over time. As of November 30, 2021, the range of the Russell 2000 Index was $34.64 million to $31.41 billion. The Fund also may invest in companies that are incorporated, domiciled, or have a majority of their revenue derived from outside the U.S. and whose equity securities trade on U.S. exchanges. The Fund does not trade in equity securities via non-U.S. exchanges.

The Fund typically invests in 20-40 companies that the Adviser believes are niche dominant and attractively valued with financial flexibility and uniquely fitted management teams. When selecting companies for investment, SouthernSun seeks opportunities that it believes have the following characteristics:

●

Financial Flexibility: The Adviser seeks companies that have strong balance sheets, while generating discretionary cash flow and organic revenue growth (revenue growth not obtained through mergers or acquisitions).

●

Management Adaptability: The Adviser seeks management teams with measurable, transparent goals that are held accountable for performance. As long-term owners of businesses, the Adviser is looking for like-minded management teams that know how to adapt and innovate.

●	Niche Dominance: The Adviser seeks companies that it believes possess meaningful competitive advantages over peers with attractive opportunities in their target markets.

Under normal market conditions, the majority of the Fund’s assets will be allocated to equity securities. The Fund may hold assets in cash and cash equivalents, and at times these holdings may be significant. Under normal market conditions, the Fund’s holdings in cash and cash equivalents will not exceed 20% of the Fund’s net assets. The Fund’s cash level at any point typically relates to the Adviser’s individual security selection process, and therefore may vary, depending on the Adviser’s desired security weightings or other factors. The Fund may also allocate a greater percentage of its portfolio to investments in a particular sector, such as the industrials sector.

The Fund generally seeks to buy and hold stocks for the long-term, and sells holdings that the Adviser believes have exceeded their intrinsic market value, become too large a position, experienced a change in fundamentals or are subject to other factors that the Adviser believes may contribute to underperformance. The Fund generally seeks to hold positions in companies as they increase in market capitalization, potentially beyond the small-capitalization range, as long as the Adviser considers the company to remain an attractive investment with capital appreciation potential. Because of this, the Fund may from time to time hold less than 80% of its net assets in equity securities of small-capitalization companies due to subsequent market action.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Market Risk — The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Management Risk — The value of the Fund may decline if the Adviser’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.

Non-Diversified Fund Risk — The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Focused Investment Risk — A significant portion of the Fund’s holdings may be focused in a relatively small number of securities, which may make the Fund more volatile and subject to greater risk than a more diversified fund.

Sector Emphasis Risk — The securities of companies in the same business sector, if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors.

Industrials Sector Risk — A fund that focuses in the industrials sector may be subject to greater risks than a portfolio without such a focus. The Fund is subject to the risk that the securities of issuers in the industrials sector will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the industrials sector. The prices of the securities of companies operating in the industrials sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Small-Capitalization Stock Risk — Small capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Value Style Risk — Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Foreign Company Risk — Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Offerings of securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Class N Shares’ performance from year to year and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at https://southernsunam.com/ or by calling 866-392-2626.

Before the Fund commenced operations, the Fund acquired the assets and liabilities of the AMG SouthernSun Small Cap Fund (the “Small Cap Predecessor Fund”) (the “Small Cap Reorganization”). After being approved by shareholders of the Small Cap Predecessor Fund, the Small Cap Reorganization occurred on February 16, 2021. As a result of the Small Cap Reorganization, Class N Shares and Class I Shares of the Fund assumed the performance and accounting history of Class N Shares and Class I Shares of the Small Cap Predecessor Fund, respectively, prior to the date of the Small Cap Reorganization. Accordingly, performance figures for Class N Shares and Class I Shares of the Fund for periods prior to the date of the Small Cap Reorganization represent the performance of Class N Shares and Class I Shares of the Small Cap Predecessor Fund, respectively. In addition, Class N Shares and Class I Shares of the Small Cap Predecessor Fund acquired the performance and accounting history of Investor Class Shares and Institutional Class Shares, respectively, of the SouthernSun Small Cap Fund (the “Northern Lights Small Cap Fund” and, together with the Small Cap Predecessor Fund, the “Predecessor Funds”), a series of Northern Lights Fund Trust, on March 31, 2014. Accordingly, performance figures for Class N Shares and Class I Shares of the Fund for the periods prior to March 31, 2014, represent the performance of Investor Class Shares and Institutional Class Shares of the Northern Lights Small Cap Fund, respectively. The Predecessor Funds’ performance figures have not been adjusted to reflect the Fund’s expenses. If the Predecessor Funds’ performance information had been adjusted to reflect the Fund’s expenses, the performance may have been higher or lower for a given period depending on the expenses incurred by the Predecessor Funds for that period.

Annual Total Returns

Best Quarter	Worst Quarter
29.58%	(34.80)%
12/31/20	3/31/20

Average Annual Total Returns for Periods Ended December 31, 2021

This table compares the Fund’s average annual total returns for the periods ended December 31, 2021 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for Class N Shares. After-tax returns for Class I Shares will vary.

	1 Year	5 Years	10 Years
Return Before Taxes
Class N Shares	21.79%	10.94%	10.48%
Class I Shares	22.07%	11.22%	10.75%
Return After Taxes on Distributions
Class N Shares	18.65%	9.84%	8.99%
Return After Taxes on Distributions and Sale of Fund Shares
Class N Shares	14.92%	8.51%	8.23%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	14.82%	12.02%	13.23%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	28.27%	9.07%	12.03%

Investment Adviser

SouthernSun Asset Management, LLC serves as investment adviser to the Fund.

Portfolio Managers

Michael W. Cook, Chief Executive Officer and Co-Chief Investment Officer, has managed the Fund and the Predecessor Funds since 2003.

Phillip W. Cook, Co-Chief Investment Officer and Co-Portfolio Manager, has managed the Fund since 2021.

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase shares of the Fund for the first time, you must invest at least $2,000 for Class N Shares ($1,000 for IRAs) and $100,000 for Class I Shares ($25,000 for IRAs). Subsequent investments must be at least $100 for Class N Shares and Class I Shares.

The Fund may accept investments of smaller amounts in its sole discretion. If you received shares of the Fund as a result of its reorganization, you will not be subject to the Fund’s minimum investment requirements.

If you own your shares directly, you may redeem your shares by contacting the Fund directly by mail at: SouthernSun Funds P.O. Box 588, Portland, ME 04112 (Express Mail Address: SouthernSun Funds, c/o Atlantic Shareholder Services, Three Canal Plaza, Ground Floor, Portland, ME 04101) or calling the Fund at 833-658-4739.

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as qualified dividend income, ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRAs, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

SAM-SM-001-0200